Earnings Conference Call Third Quarter 2021 October 19, 2021 – 9:00am CT Exhibit 99.2

2 Forward-Looking Statements and Non-GAAP Measures We want to remind everyone that our comments may contain forward-looking statements that are inherently subject to uncertainties and risks, including the impacts of the novel coronavirus (COVID-19) on the global economy and on our customers, suppliers, employees, operations, business, liquidity and cash flow, supply chain constraints and labor shortages that could result in production stoppages, and inflation in material input costs and freight logistics. We caution everyone to be guided in their analysis of Dover Corporation by referring to the documents we file from time to time with the SEC, including our Annual Report on Form 10-K for 2020 and Quarterly Reports on Form 10-Q, for a list of factors that could cause our results to differ from those anticipated in any such forward-looking statements. We would also direct your attention to our website, dovercorporation.com, where considerably more information can be found. In addition to financial measures based on U.S. GAAP, Dover provides supplemental non-GAAP financial information. Management uses non-GAAP measures in addition to GAAP measures to understand and compare operating results across periods, make resource allocation decisions, and for forecasting and other purposes. Management believes these non-GAAP measures reflect results in a manner that enables, in many instances, more meaningful analysis of trends and facilitates comparison of results across periods and to those of peer companies. These non-GAAP financial measures have no standardized meaning presented in U.S. GAAP and may not be comparable to other similarly titled measures used by other companies due to potential differences between the companies in calculations. The use of these non-GAAP measures has limitations and they should not be considered as substitutes for measures of financial performance and financial position as prepared in accordance with U.S. GAAP. Reconciliations and definitions are included either in this presentation or in Dover’s earnings release and investor supplement for the third quarter, which are available on Dover’s website.

3 YTD Free Cash Flow(1) +80 bps Adj. Segment EBIT Margin(1) to 19.0% +$104M Y-o-Y Q3 2021 Highlights (1) Non-GAAP measures (definitions and reconciliations in appendix) (2) See performance measures definitions in appendix (3) Refer to definition of total segment earnings (EBIT) margin in appendix 1.4 Mar-21Sep-19 Sep-20 2.6 Jun-21 1.6 2.2 Sep-21 2.8$ Billions EPS: $6.64 - $6.69 (GAAP); $7.45 – $7.50 (Adjusted(1)) Revenue +25% organic(2) Book-to-bill(2): 1.14; 1+ across all segments +13% organic(1) Growth in all segments (Y-o-Y) Diluted EPS +24% Adjusted Diluted EPS(1) to $1.98 +15% Y-o-Y at $2.0B Bookings(2) +27% Y-o-Y to $2.3B Segment EBIT Margin(3) +120 bps to 19.1% +18% Y-o-Y +31% Y-o-Y to $1.81 Backlog(2) +79% Y-o-Y growth rate FY ’21 Guidance Revised upward

Summary Corporate Q3 Results

		Q3 2021	Highlights and Comments
Revenue change (Y-o-Y)	All-in	+15%	▪ Y-o-Y growth in all segments
	Organic[1]	+13%	▪ Q3 FX impact: +1%; acquisitions +1%
Bookings change (Y-o-Y)	All-in[2]	+27%	▪ Q3 book-to-bill[2]: 1.14; bookings up Y-o-Y in all five segments
	Organic[2]	+25%	▪ Backlog +79% Y-o-Y; up across all five segments
Segment EBIT margin improvement (Y-o-Y)	Reported[3]	+120 bps	▪ Accretion driven by volume, mix, and productivity initiatives
	Adjusted[1]	+80 bps	▪ 24% Y-o-Y Adj. EBIT conversion margin[1]
Net Earnings	Reported	$264M	▪ Reported Q3 Y-o-Y change: +32%
	Adjusted[1]	$288M	▪ Adjusted[1] Q3 Y-o-Y change: +24%
Diluted EPS	Reported	$1.81	▪ Reported Q3 Y-o-Y change: +31%
	Adjusted[1]	$1.98	▪ Adjusted[1] Q3 Y-o-Y change: +24%
Free Cash Flow (% of)[1]	Revenue	15%	▪ Q3 FCF[1] up $9M (3%) Y-o-Y
	Adj. Earnings	105%	▪ YTD FCF[1] up $104M (18%) Y-o-Y
Guidance and other activities			▪ 2021 revised guidance: – EPS: $6.64 - $6.69 (GAAP); $7.45 - $7.50 (Adjusted[1])

(1) Non-GAAP measures (definitions and/or reconciliations in appendix)
(2) See performance measures definitions in appendix
(3) Refer to definition of total segment earnings (EBIT) margin in appendix

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Segment Results

Segment	Q3 2021[1] Revenue ($M) / *Organic Change %*	Adj. EBIT % / *bps Δ Y-o-Y*	Organic YTD Revenue Δ '21 vs. '19	Performance Commentary
DEP	$448 *+14%*	14.2% *-320 bps*	*+1%*	▪ Top line strength across most end markets; soft shipments in European defense components; significant input shortages impacting shipment timing in ESG, VSG ▪ Backlog[2] up $289M Y-o-Y (+77%); book-to-bill[2] 1.12; organic bookings[2] up 30% driven by waste handling, vehicle aftermarket, and industrial winches
DFS	$411 *+3%*	16.4% *-150 bps*	*+0%*	▪ Strength in NA retail fueling (above and below ground) and vehicle wash; continued softness in Asia (China) and fuel transport ▪ Backlog[2] up $108M Y-o-Y (+53%); book-to-bill[2] 1.14; organic bookings[2] up 16% on activity in NA retail fueling and vehicle wash
DII	$293 *+7%*	22.1% *+250 bps*	*+1%*	▪ Constructive trading conditions in marking & coding, serialization software. Textiles improving (sequential and year-over-year growth) ▪ Backlog[2] up $34M Y-o-Y (+20%); book-to-bill[2] 1.00; organic bookings[2] up 8% driven by textiles and marking & coding
DPPS	$438 *+25%*	32.6% *+630 bps*	*+21%*	▪ Growth in biopharma connectors and pumps, industrial pumps, and compression OEM and aftermarket. Y-o-Y decline in polymer processing on order timing ▪ Backlog[2] up $321M Y-o-Y (+89%); book-to-bill[2] 1.12; organic bookings[2] up 50% on double-digit growth across all operating units
DRFE	$429 *+16%*	10.3% *-50 bps*	*+16%*	▪ Strength in can making and heat exchangers. Significant input shortages impacting shipment timing in food retail ▪ Backlog[2] up $492M Y-o-Y (+104%) to $964M, driven by food retail and can making ($487M and $327M as of 9/30/21, respectively); book-to-bill[2] 1.26; organic bookings[2] up 20% on growth in food retail and heat exchangers

(1) Excluding revenue, non-GAAP (definitions and reconciliations in appendix)
(2) See performance measures definitions in appendix

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6 Q3 2020 Revenue & Bookings Q3 2021 Revenue Change in Organic Revenue(1): +$231M, or +13.2% DFS DII DPPS DRFE FX ACQ./ DISP. (2) Q3 2021 ACQ./ DISP. (3) DPPS Q3 2021Q3 2020 DEP DFS DII DRFE FX Note: $ in millions. Numbers may not add due to rounding Q3 2021 Bookings(4) Change in Organic Bookings(4): +$448M, or +24.8% (1) Non-GAAP measure (definition and reconciliation in appendix) (2) Acquisitions: $18M, dispositions: $0M DEP ($M) 1,748 11 21 2,0185955 8520 ($M) 18 61 23 2,29589115 16220 211,804 Q3 2021 % of Revenue 8% 23% 3% 55% 11%ASIA OTHER EUROPE OTHER AMER. US 0% 5% 16% 9% 16% ’21 Organic Rev Growth(1) Organic Organic (3) Acquisitions: $21M, dispositions: $0M (4) See performance measure definitions in appendix Q3 YTD 11% 19% 19% 19% 16%

7 Q3 2021 Adjusted Segment EBIT and Adjusted Net Earnings ADJ. ON SALE OF CHINO SEGMENT EBIT ADJ. EARNINGS GAAP EARNINGS RIGHT SIZING ACQ. AMORT. ADJ. EARNINGS CORP. EXPENSE INT./TAX EXPENSE ACQ. AMORT. RIGHT SIZING GAAP EARNINGS Change in Adjusted Net Earnings (3) +$57M 200 5 0 27 232 64 1 -9 288 -27 Q3 2020 Q3 2021 ($M) Note: $ in millions. Numbers may not add due to rounding 2642 DFSADJ. EBIT DPPSD&A (1) ADJ. EBITDA DRFEDEP ADJ. EBITDADII D&A (2) ADJ. EBIT 22.1% 19.0% Change in Adjusted Segment EBIT (3) +$64M Q3 2021 319 387 13-3 383 ($M)51 18.2% Q3 2020 -700 5 22.4% 45268 (1) Depreciation: $33M, Amortization: $35M (2) Depreciation: $34M, Amortization: $36M (3) Non-GAAP measures (definitions and reconciliations in appendix) 13.3% 14.3% +80 bps +100 bps

8 Year-to-Date Free Cash Flow 12.3% (1) Includes stock-based compensation and changes in other current and non-current assets and liabilities (2) Non-GAAP measures (reconciliations and definitions in appendix) Note: Numbers may not add due to rounding $M YTD ’21 YTD ’20 ∆ Net earnings 761 501 +260 Adjustment for gain on disposition - (5) +5 D&A 218 206 +12 Change in working capital (248) (92) -156 Change in other(1) 58 77 -19 Cash flow from operations 789 687 +102 Capex (121) (124) +3 Free cash flow(2) 667 563 +104 FCF % of revenue(2) 11.3% 11.5% -20 bps FCF % of adj. earnings(2) 78.5% 94.0% -1,550 bps

Portfolio Activity Update

Inorganic Priorities as Communicated in September 2019

Runway & Priority — *Core* — *Software / Services* — *Adjacencies*

2018-21 Deals

Segment	Inorganic Priorities	2018-2020	2021	Spend ($M)[1]
Pumps & Process Solutions	▪ Grow in pumps ✓ ▪ Hygienic and life science ✓ ▪ Fluid path adjacencies ✓ ▪ IoT solutions ✓	ETTLINGER ALL-FLO PUMP CO. em·tec XANTEC	quantex – *Hygienic pumps* DOSITEC SISTEMAS – *IoT control solutions*	~$150
Fueling Solutions	▪ Software add-ons ✓ ▪ Transportation components ▪ Vehicle wash ✓	Belanger ics Innovative Control Systems	AvaLAN NETWORKS – *Wireless solutions* LIQAL – *LNG and Hydrogen fueling solutions*	~$320
Imaging & Identification	▪ Software and services ✓ ▪ Traceability ✓ ▪ Value chain adjacencies	SOLARIS LASER SYSTECH	Blue Bite – *SaaS software*	~$210
Engineered Products	▪ Opportunistic consolidating bolt-ons ▪ Enhance software and diagnostic offerings ✓	SOFT-PAK SOFTWARE SOLUTIONS CONSTELLATION	CDS – *SaaS industrial 3D visualization* Espy – *AI-powered sensor systems used for signal intelligence*	~$140
Refrigeration & Food Equipment	▪ Synergistic tuck-ins ✓ ▪ Opportunistic pruning ✓	ROSARIO	**Divestiture:** unified brands – *Expect to close in Q4*	~$15 ~$244[2] (~$185)[3]

▭ - highlighted are Q3'21 and October '21 transactions

(1) Total purchase consideration over 2018-2021 (on a cash free and debt free basis, including contingent consideration)
(2) Sale price on a cash free and debt free basis subject to customary post-closing adjustments
(3) Preliminarily estimated cash proceeds after taxes

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10 FY2021 Guidance Update Euro/Dollar assumption: 1.20 (1) Non-GAAP measure (definition and/or reconciliation in appendix) Post-Q2 Guide Revised Guide All-in Revenue Growth 15-17% No change EPS GAAP(3) Adj.(1) $6.45 - $6.55 $7.30 - $7.40 $6.64 - $6.69 $7.45 - $7.50 Tax rate 21% - 22% No change FCF(1) % of Revenue 12% - 14% No change Capex ~$175 – 200 million No change +12.5c(2) $7.0B $7.1B $6.7B 14.8% 2018 2020 16.6% 2019 16.7% 18.6% 2021E $7.7 – 7.8B Adj. Segment EBIT Margin (%) Revenue ($B) $4.97 $5.93 $5.67 0 2 4 6 8 10 2018 2019 2020 2021E $7.45-$7.50 +14-15% CAGR Revenue and Adj. Segment EBIT Margin(1) Adj. Earnings Per Share(1) 25-35 conversion(1) (2) At midpoint (3) Excludes any gain on sale of Unified Brands

11 Appendix

12 Organic Revenue and Bookings Bridges Note: Numbers may not add due to rounding Revenue Bookings 14.2% 30.3% 3.0% 15.8% 7.4% 7.5% 24.6% 50.1% 16.0% 19.7% 13.2% 24.8% 1.1% 1.1% 0.0% 0.0% 1.1% 1.3% Total 15.4% 27.2% Q3 2021 Q3 2021 YTD 15.7% 15.6% 8.7% 18.9% 15.5% 18.9% 4.6% 19.4% 0.1% 10.9% 13.2% 16.8% 1.1% 1.2% 0.0% -0.1% 1.1% 2.8% Total 15.4% 20.7% Currency translation Organic Refrigeration & Food Equipment Total Organic Engineered Products Pumps & Process Solutions Fueling Solutions Imaging & Identification Q3 2021 Organic Growth Segment Growth Factors Geographic Revenue Growth Factors Acquisitions Dispositions Currency translation Organic US Other Americas Europe Asia Other Total Organic Acquisitions Dispositions

13 Organic Revenue Growth and YTD 2021 vs. YTD 2019 Comparison Note: Numbers may not add due to rounding Segment Growth Factors YTD Q3 Organic Growth YTD Q3 '21 vs. Q3 '19 2020 2021 Organic Growth -10.9% 13.3% 1.0% -8.5% 9.7% 0.3% -8.6% 10.0% 0.5% -3.6% 25.4% 20.8% -7.6% 25.1% 15.6% -8.0% 16.8% 7.4% 0.8% 1.2% 2.0% -0.7% -0.1% -0.8% -0.7% 2.9% 2.2% Total -8.5% 20.7% 10.4% Acquisitions Dispositions Currency translation Organic Refrigeration & Food Equipment Total Organic Engineered Products Pumps & Process Solutions Fueling Solutions Imaging & Identification

14 Q3 2020 to Q3 2021 Revenue and Bookings Bridges by Segment Note: Numbers may not add due to rounding DEP DFS DII DPPS DRFE Total 387 381 266 348 368 1,748 55 11 20 85 59 231 5 5 4 4 2 21 1 14 3 1 - 18 448 411 293 438 429 2,018 DEP DFS DII DPPS DRFE Total 381 384 266 324 450 1,804 115 61 20 162 89 448 6 7 4 4 2 23 1 16 3 1 - 21 503 468 294 491 540 2,295 ($ in millions) Q3 2020 Revenue Bookings Bridge by Segment ($ in millions) Acquisitions / Dispositions Q3 2021 Revenue Organic Growth FX Revenue Bridge by Segment FX Q3 2021 Bookings Q3 2020 Bookings Organic Growth Acquisitions / Dispositions

15 Reconciliation of Q3 2021 Net Earnings to Adj. EBIT and Adj. EBITDA and Calculation of Adj. EBIT Margin and Adj. EBITDA Margin by Segment (1) Adjusted depreciation and amortization expense excludes depreciation and amortization included within rightsizing and other costs Note: Numbers may not add due to rounding DEP DFS DII DPPS DRFE Total 448 411 293 438 429 2,018 - - - - - 264 - - - - - 33 - - - - - 25 - - - - - 64 72 66 63 142 43 386 16.0% 16.0% 21.7% 32.5% 10.0% 19.1% (8) 2 1 0 2 (3) 63 67 65 143 44 383 14.2% 16.4% 22.1% 32.6% 10.3% 19.0% 11 19 10 17 12 70 75 87 75 160 57 452 16.6% 21.1% 25.5% 36.5% 13.2% 22.4% Q3 2021 ($ in millions) Revenue Net earnings Add back: Adjusted EBITDA - Segment Adjusted EBITDA % Income tax expense Segment earnings (EBIT) EBIT % Adjustments: Rightsizing and other costs Corporate expense Adjusted EBIT % Adjusted depreciation and amortization expense(1) Interest expense, net Adjusted EBIT - Segment

16 Reconciliation of Q3 2020 Net Earnings to Adj. EBIT and Adj. EBITDA and Calculation of Adj. EBIT Margin and Adj. EBITDA Margin by Segment DEP DFS DII DPPS DRFE Total 387 381 266 348 368 1,748 - - - - - 200 - - - - - 36 - - - - - 27 - - - - - 51 65 67 52 90 40 313 16.8% 17.5% 19.5% 25.8% 10.9% 17.9% 2 2 0 2 (1) 5 - - - - 1 1 67 68 52 92 40 319 17.4% 17.9% 19.6% 26.3% 10.8% 18.2% 11 18 10 17 12 68 78 87 62 109 52 387 20.2% 22.7% 23.3% 31.3% 14.1% 22.1% Interest expense, net Loss on Disposition Adjusted EBIT - Segment Adjusted EBIT % Adjusted depreciation and amortization expense (1) Q3 2020 ($ in millions) Revenue Net earnings Add back: Adjusted EBITDA - Segment Adjusted EBITDA % Income tax expense Segment earnings (EBIT) EBIT % Adjustments: Rightsizing and other costs Corporate expense (1) Adjusted depreciation and amortization expense excludes depreciation and amortization included within rightsizing and other costs Note: Numbers may not add due to rounding

17 Reconciliation of Adjusted Net Earnings to Net Earnings and Adjusted Diluted EPS to Diluted EPS Note: Numbers may not add due to rounding ($ in millions, except per share data) Q3 2021 Q3 2020 FY 2020 FY 2019 FY 2018 Net earnings from continuing operations ($) 264 200 683 678 591 Acquisition-related amortization, pre tax 36 35 139 138 146 Acquisition-related amortization, tax impact (9) (9) (34) (35) (37) Rightsizing and other costs (benefits), pre tax (3) 6 51 32 73 Rightsizing and other costs (benefits), tax impact 1 (1) (11) (7) (15) (Loss) / Gain on disposition, pre tax - 1 (5) - - (Loss) / Gain on disposition, tax impact - (0) 1 - - Loss on extinguishment of debt, pre-tax - - - 24 - Loss on extinguishment of debt, tax impact - - - (5) - Loss on assets held for sale - - - 47 - Tax Cuts and Jobs Act - - - - (3) Adjusted net earnings from continuing operations ($) 288 232 824 872 756 Adjusted net earnings margin 14.3% 13.3% 12.3% 12.2% 10.8% Weighted average shares outstanding – diluted 145 145 145 147 152 Diluted EPS from continuing operations ($) 1.81 1.38 4.70 4.61 3.89 Acquisition-related amortization, pre tax 0.24 0.24 0.95 0.94 0.96 Acquisition-related amortization, tax impact (0.06) (0.06) (0.24) (0.24) (0.24) Rightsizing and other costs (benefits), pre tax (0.02) 0.04 0.35 0.22 0.48 Rightsizing and other costs (benefits), tax impact 0.01 (0.01) (0.07) (0.06) (0.10) (Loss) / Gain on disposition, pre tax - 0.00 (0.03) - - (Loss) / Gain on disposition, tax impact - (0.00) 0.01 - - Loss on extinguishment of debt, pre-tax - - - 0.16 - Loss on extinguishment of debt, tax impact - - - (0.04) - Loss on assets held for sale - - - 0.32 - Tax Cuts and Jobs Act - - - - (0.02) Adjusted diluted EPS from continuing operations ($) 1.98 1.60 5.67 5.93 4.97

18 Reconciliation of FY 2020, FY 2019, and FY 2018 Earnings from Continuing Operations to Adj. Segment EBIT and Calculation of Adj. EBIT Margin FY 2020 FY 2019 FY 2018 6,684 7,136 6,992 683 678 591 127 124 130 108 121 122 158 165 134 Loss on extinguishment of debt - 24 - 1,077 1,112 977 16.1% 15.6% 14.0% 44 27 59 (5) - - - 47 - 1,116 1,186 1,036 16.7% 16.6% 14.8% Loss on sale of Finder Adjusted EBIT - Segment Adjusted EBIT % Income tax expense Segment earnings (EBIT) EBIT % Adjustments: Rightsizing and other costs Gain on AMS Chino Interest expense, net ($ in millions) Revenue Earnings from continuing operations Add back: Corporate expense

19 Reconciliation of Free Cash Flow, EPS to Adjusted EPS, and Adjusted EBIT Conversion Margin Range 2021 Guidance for Earnings per Share (GAAP) $6.64 $6.69 Acquisition-related amortization, net $0.74 Rightsizing and other costs, net $0.07 2021 Guidance for Adjusted Earnings per Share (Non-GAAP) $7.45 $7.50 Note: Numbers may not add due to rounding ($ millions) YTD 2021 YTD 2020 Net Cash Provided by Operating Activities 789 687 Capital Expenditures (121) (124) Free Cash Flow 667 563 Free Cash Flow as a % of Net Earnings 87.7% 112.4% Free Cash Flow as a % of Adjusted Net Earnings 78.5% 94.0%185.4% Free Cash Flow as a % of Revenue 11.3% 11.5%8 .4% Free Cash Flow ($ in millions) Q3 2021 Q3 2020 ∆ Revenue 2,018 1,748 270 Adjusted EBIT - Segment 383 319 64 Adjusted EBIT Conversion Margin 24% Adj. EBIT Conversion Margin

20 Non-GAAP Definitions Definitions of Non-GAAP Measures: Adjusted Net Earnings: is defined as net earnings adjusted for the effect of acquisition-related amortization, rightsizing and other costs/benefits, gain/loss on dispositions, loss on extinguishment of debt, loss on assets held for sale, and the Tax Cuts and Jobs Act. Adjusted Net Earnings Margin: is defined as adjusted net earnings divided by revenue. Adjusted Diluted Net Earnings Per Share: is defined as adjusted net earnings divided by average diluted shares. Total Segment Earnings (EBIT): is defined as net earnings before income taxes, net interest expense and corporate expenses. Total Segment Earnings (EBIT) Margin: is defined as total segment earnings (EBIT) divided by revenue. Adjusted EBIT by Segment: is defined as net earnings before income taxes, net interest expense, corporate expenses, rightsizing and other costs/benefits, and gain on dispositions Adjusted EBIT Margin by Segment: is defined as adjusted EBIT by segment divided by segment revenue. The bps change Y-o-Y is calculated as the difference between adjusted EBIT margin for the current period and the prior period. Adjusted EBITDA by Segment: is defined as adjusted EBIT by segment plus depreciation and amortization, excluding depreciation and amortization included within rightsizing and other costs. Adjusted EBITDA Margin by Segment: is defined as adjusted EBITDA by segment divided by segment revenue. Adjusted EBIT Conversion Margin: is defined as the change in total adjusted segment earnings (EBIT) divided by the change in revenue. Free Cash Flow: is defined as net cash provided by operating activities minus capital expenditures. Free cash flow as a percentage of revenue equals free cash flow divided by revenue. Free cash flow as a percentage of net earnings equals free cash flow divided by net earnings. Free cash flow as a percentage of adjusted net earnings equals free cash flow divided by adjusted net earnings. Organic Revenue Growth: is defined as revenue growth excluding the impact of foreign currency exchange rates and the impact of acquisitions and dispositions. The tables included in this presentation provide reconciliations of the non-GAAP measures used in this presentation to the most directly comparable U.S. GAAP measures. Further information regarding management’s use of these non-GAAP measures is included in Dover’s earnings release and investor supplement for the third quarter.

21 Performance Measure Definitions Definitions of Performance Measures: Bookings represent total orders received from customers in the current reporting period. This metric is an important measure of performance and an indicator of revenue order trends. Organic Bookings represent total orders received from customers in the current reporting period excluding the impact of foreign currency exchange rates and the impact of acquisitions and dispositions. This metric is an important measure of performance and an indicator of revenue order trends. Backlog represents an estimate of the total remaining bookings at a point in time for which performance obligations have not yet been satisfied. This metric is useful as it represents the aggregate amount we expect to recognize as revenue in the future. Book-to-Bill is a ratio of the amount of bookings received from customers during a period divided by the amount of revenue recorded during that same period. This metric is a useful indicator of demand. We use the above operational metrics in monitoring the performance of the business. We believe the operational metrics are useful to investors and other users of our financial information in assessing the performance of our segments.